EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Alexander J. Jessett, Chief Executive Officer of Camden Property Trust (the “Company”), and Benjamin D. Fraker, the Executive Vice President-Chief Financial Officer, and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2026 (“the Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alexander J. Jessett
Alexander J. Jessett
Chief Executive Officer

/s/ Benjamin D. Fraker
Benjamin D. Fraker
Executive Vice President-Chief Financial Officer, and Treasurer
May 1, 2026